UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item

Item 8.01	Other Events

As previously reported, on May 25, 2021, CPI Aerostructures, Inc. (the “Company”) received a notice from NYSE Regulation, Inc. stating that the Company was not in compliance with the NYSE American exchange’s (the “Exchange”) continued listing standards under the timely filing criteria included in the NYSE American Company Guide (the “Company Guide”) because the Company failed to timely file with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “First Quarter Form 10-Q”). In accordance with Section 1007 of the Company Guide, the Company was provided a six-month initial period to regain compliance with the timely filing criteria.

The Company has not yet filed the First Quarter Form 10-Q or its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020 (the “Delayed Filings”). On November 17, 2021, the Company submitted a request for additional time in which to file the Delayed Filings, which included a plan to regain compliance with Section 1007 of the Company Guide.

On November 23, 2021, the Company was notified that the Exchange had accepted the Company’s plan to regain compliance with the continued listing standards and granted a period through April 14, 2022 in which to file the Delayed Filings. If the Company is unable to cure the delinquency by April 14, 2022, the Company may request an additional extension up to the maximum cure period of May 24, 2022. In addition, if the Company does not make progress consistent with the plan during the plan period or if the Company does not complete its Delayed Filings and any subsequently delayed filings with the SEC by the end of the maximum 12-month cure period on May 24, 2022, Exchange staff will initiate delisting proceedings as appropriate.

The notice from the Exchange that the Company’s plan to regain compliance has been accepted has no immediate impact on the listing of the Company’s common stock on the Exchange which is being continued pursuant to an extension during the plan period.

On November 24, 2021, the Company issued a press release relating to the foregoing. The press release is attached hereto as Exhibit 99.1.

Forward Looking Statements

Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, assumptions, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to the Company's efforts and ability to regain and maintain compliance with the Company Guide. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the Company’s reports filed with the Securities and Exchange Commission, most recently in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020. Because the risks, assumptions, uncertainties and other unknown factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. The Company has no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated November 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021	CPI AEROSTRUCTURES, INC.

By: /s/ Douglas McCrosson
Douglas McCrosson Chief Executive Officer

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